UNION PACIFIC ANNOUNCES THIRD QUARTER RESULTS

FOR IMMEDIATE RELEASE:

        OMAHA, October 19 -- Union Pacific Corporation today reported ongoing strong earnings momentum. Income from continuing operations totaled $256 million for third quarter 2000, or $1.00 per diluted share, up 17% compared to $218 million, or $.86 per diluted share, in third quarter 1999. Net income in third quarter 1999 included an additional $27 million of income from discontinued operations and totaled $245 million, or $.96 per diluted share.

        Union Pacific Corporation, excluding Overnite, reported third quarter operating income of $550 million, an 8 percent increase over the same period in 1999. The Railroad's commodity revenue increased 5 percent to a record $2.65 billion. The Automotive and Intermodal groups continued strong with each showing double-digit revenue gains over third quarter 1999. Chemicals, Energy and Industrial Products also grew, while Agricultural Products decreased slightly for the third quarter 2000. The continuing revenue growth, coupled with operating productivity improvements, drove a .4 percentage point reduction in the operating ratio to 80.2 percent, a quarterly best for the merged company. This improvement was accomplished despite a 64 percent increase in fuel prices year over year, or 4.1 points of negative impact on the operating ratio.

        Overnite Transportation continued its improvement with third quarter operating income of $20 million more than double the $8 million in the third quarter of 1999. Revenue rose 4 percent to $287 million from $277 million in 1999. Overnite's operating ratio improved 3.9 percentage points to 93.2 percent from 97.1 in 1999.

        For the first nine months of 2000, the Corporation reported operating income of $1.6 billion, a 19% increase over the $1.3 billion in 1999, and net income from continuing operations of $685 million, a 27% improvement over the $541 million for the same period in 1999.

        "We're pleased to report another quarter of year-over-year improvement in our financial results despite the challenge of higher fuel prices," said Dick Davidson, Chairman and Chief Executive Officer. "This really demonstrates both the strength of our franchise and the results of our quality focus."

        Supplemental financial information is attached.

        Media inquiries should be directed to John Bromley at Union Pacific Railroad, (402) 271-3475.

        This press release may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance.

        Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

        Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.



                            UNION PACIFIC CORPORATION

                        STATEMENT OF CONSOLIDATED INCOME

                     For the Three Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                        2000              1999         Pct Chg
                                      ----------------------------------------
Operating Revenue                     $ 3,070           $ 2,893        +   6
Operating Expense - a)                  2,500             2,378        +   5
                                      -------           -------

Operating Income                          570               515        +  11
Other Income - Net                         17                24        -  29
Interest Expense                         (181)             (184)       -   2
                                      -------           -------

Income Before Income Taxes                406               355        +  14
Income Tax Expense                       (150)             (137)       +   9
                                      -------           -------

Income From Continuing Operations         256               218        +  17
Income From Discontinued Operations - b)    -                27            U
                                      -------           -------

Net Income                            $   256           $   245        +   4
                                      =======           =======


Basic Earnings Per Share:

Income From Continuing Operations     $  1.04           $  0.88        +  18

Diluted Earnings Per Share:

Income From Continuing Operations     $  1.00           $  0.86        +  16
Income From Discontinued Operations         -              0.10            U
                                      -------           -------

Net Income                            $  1.00           $  0.96        +   4
                                      =======           =======


Average Basic Shares Outstanding (MM)   246.5             246.6

Average Diluted Shares Outstanding (MM) 269.4             270.1


a) Includes one-time merger expenses of $6 million pre-tax ($4 million after-tax or $.01 per diluted share) in 2000, $20 million pre-tax ($13 million after-tax or $.05 per diluted share) in 1999. Merger expenses include severance, relocation and certain other costs related to Union Pacific employees affected by the merger.

b) Represents an adjustment of a liability established in connection with the discontinued operation of a former subsidiary.



                            UNION PACIFIC CORPORATION

                        STATEMENT OF CONSOLIDATED INCOME

                     For the Nine Months Ended September 30

                (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)

                                        2000               1999      Pct Chg
                                     ----------------------------------------
Operating Revenue                    $ 8,962           $ 8,406        +   7
Operating Expense - a)                 7,398             7,088        +   4
                                     -------           -------

Operating Income                       1,564             1,318        +  19
Other Income - Net                        61                73        -  16
Interest Expense                        (543)             (554)       -   2
                                     -------           -------

Income Before Income Taxes             1,082               837        +  29
Income Tax Expense                      (397)             (296)       +  34
                                     -------           -------

Income From Continuing Operations        685               541        +  27
Income From Discontinued Operations - b)   -                27            U
                                     -------           -------

Net Income                           $   685           $   568        +  21
                                     =======           =======


Basic Earnings Per Share:

Income From Continuing Operations    $  2.78           $  2.19        +  27

Diluted Earnings Per Share:

Income From Continuing Operations    $  2.71           $  2.17        +  25
Income From Discontinued Operations        -              0.10            U
                                     -------           -------

Net Income                           $  2.71           $  2.27        +  19
                                     =======           =======


Average Basic Shares Outstanding (MM)  246.4             246.5

Average Diluted Shares Outstanding (MM)269.4             269.6


a) Includes one-time merger expenses of $24 million pre-tax ($15 million after-tax or $.05 per diluted share) in 2000, $48 million pre-tax ($30 million after-tax or $.11 per diluted share) in 1999. Merger expenses include severance, relocation and certain other costs related to Union Pacific employees affected by the merger.

b) Represents an adjustment of a liability established in connection with the discontinued operation of a former subsidiary.



                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                           Periods Ended September 30

                                   (Unaudited)


       Third Quarter                                        Year-to-Date
    2000      1999  Pct Chg                           2000       1999   Pct Chg
-----------------------------                       ----------------------------
                              Commodity Revenue (000):
 $ 363,350   $ 366,785  -  1  Agricultural         $1,047,137  $1,042,178     -
   279,915     238,932  + 17  Automotive              877,090     766,942  + 14
   411,998     398,096  +  3  Chemicals             1,248,115   1,194,558  +  4
   585,832     559,958  +  5  Energy                1,604,886   1,656,554  -  3
   501,386     492,489  +  2  Industrial Products   1,518,682   1,416,170  +  7
   506,319     459,334  + 10  Intermodal            1,418,218   1,272,866  + 11
----------- ----------                             ----------  ----------
$2,648,800  $2,515,594  +  5  Total                $7,714,128  $7,349,268  +  5
=========== ==========                             ==========  ==========


                              Revenue Carloads:

   217,236     232,670  -  7  Agricultural            651,474     670,100  -  3
   196,494     167,044  + 18  Automotive              609,349     521,053  + 17
   237,050     237,949     -  Chemicals               712,457     695,531  +  2
   513,337     477,826  +  7  Energy                1,432,383   1,402,990  +  2
   362,625     364,711  -  1  Industrial Products   1,093,222   1,044,612  +  5
   766,308     719,453  +  7  Intermodal            2,180,784   2,026,464  +  8
----------  ----------                             ----------  ----------
 2,293,050   2,199,653  +  4  Total                 6,679,669   6,360,750  +  5
==========  ==========                             ==========  ==========


                              Average Revenue per Car:

    $1,673      $1,576  +  6  Agricultural             $1,607     $1,555  +   3
     1,425       1,430     -  Automotive                1,439      1,472  -   2
     1,738       1,673  +  4  Chemicals                 1,752      1,717  +   2
     1,141       1,172  -  3  Energy                    1,120      1,181  -   5
     1,383       1,350  +  2  Industrial Products       1,389      1,356  +   2
       661         638  +  4  Intermodal                  650        628  +   4
---------- -----------                             ----------  ---------
    $1,155      $1,144  +  1  Total                    $1,155     $1,155      -
========== ===========                             ==========  =========




                                               RAIL AND OTHER OPERATIONS - a)

                                                   REVIEW OF OPERATIONS

                                                Periods Ended September 30

                                    (Dollars in Millions, Except Operating Statistics)

                                                       (Unaudited)


         Third Quarter                                                                           Year-to-Date

  2000           1999      Pct Chg                                                       2000           1999           Pct Chg
----------------------------------                                                 --------------------------------------------
$ 2,783       $ 2,616       +   6    Operating Revenues                                  $ 8,123       $ 7,603          +    7

                                     Operating Expenses - b)

    894           930       -   4    Salaries and Benefits                                 2,669         2,738          -    3
    326           317       +   3    Rent Expense                                            927           933          -    1
    273           259       +   5    Depreciation                                            814           774          +    5
    326           199       +  64    Fuel and Utilities                                      913           568          +   61
    136           136           -    Materials and Supplies                                  423           403          +    5
    278           268       +   4    Other                                                   850           902          -    6
-------       -------                                                                    -------       -------
  2,233         2,109       +   6         Total                                            6,596         6,318          +    4
-------       -------                                                                    -------       -------

$   550       $   507       +   8    Operating Income                                    $ 1,527       $ 1,285          +   19
=======       =======                                                                    =======       =======


                                     Operating Statistics:

  2,293         2,200       +   4    Revenue Carloads (Thousands)                          6,680         6,361          +    5
126,071       120,348       +   5    Revenue Ton-Miles (Millions)                        365,141       351,431          +    4
238,353       228,697       +   4    Gross Ton-Miles (Millions)                          697,692       667,958          +    4
   2.10(cent)    2.09(cent)     -    Rev/RTM (Commodity Revenue Based)                      2.11(cent)    2.09(cent)    +    1
$ 1,155       $ 1,144       +   1    Average Commodity Revenue Per Car                    $1,155       $ 1,155               -
 51,134        52,728       -   3    Average Employees                                    50,951        52,890          -    4
     92(cent)      56(cent) +  64    Average Fuel Price Per Gallon                            86(cent)      54(cent)    +   59
    325           312       +   4    Fuel Consumed in Gallons (MM)                           968           922          +    5
  1.364         1.363           -    Fuel Consumption Rate (Gal/000 GTM)                   1.387         1.380          +    1
   80.2          80.6       - 0.4 pt.Operating Ratio (%)                                    81.2          83.1          -  1.9 pt.

    $ 6          $ 20                Merger Expenses ($MM) - b)                             $ 24          $ 48


a) Excludes Overnite's operations.

b) Includes merger expenses (severance, relocation and certain other costs).



                                             OVERNITE TRANSPORTATION COMPANY

                                                  REVIEW OF OPERATIONS

                                              Periods Ended September 30

                                   (Dollars in Millions, Except Operating Statistics)

                                                    (Unaudited)


       Third Quarter                                                                              Year-to-Date

    2000           1999        Pct Chg                                                        2000           1999       Pct Chg
-------------------------------------------                                                -----------------------------------------
   $ 287          $ 277         +   4     Operating Revenues                                   $ 839          $ 803      +   4

                                          Operating Expenses

     164            169         -   3     Salaries and Benefits                                  494            494          -
      26             24         +   8     Rent Expense                                            73             64      +  14
      12             12             -     Depreciation                                            36             35      +   3
      18             13         +  38     Fuel and Utilities                                      53             35      +  51
      12             13         -   8     Materials and Supplies                                  36             36          -
      35             38         -   8     Other                                                  110            106      +   4
   -----          -----                                                                        -----          -----
     267            269         -   1          Total                                             802            770      +   4
   -----          -----                                                                        -----          -----
   $  20          $   8             F     Operating Income                                     $  37          $  33      +  12
   =====          =====                                                                        =====          =====


                                          Operating Statistics:

   1,905          2,080         -   8     Millions of Pounds Hauled - LTL                      5,689          6,112      -   7
   2,038          2,197         -   7     Millions of Pounds Hauled - Combined                 6,078          6,443      -   6
 $ 13.86        $ 12.60         +  10     Revenue/CWT - LTL                                  $ 13.60        $ 12.45      +   9
 $ 13.45        $ 12.23         +  10     Revenue/CWT - Combined                             $ 13.18        $ 12.09      +   9
  11,297         11,994         -   6     Average Employees                                   11,193         11,739      -   5
      92(cent)    57(cent)      +  61     Average Fuel Price Per Gallon                           87(cent)       51(cent)+  71
  14,038         14,444         -   3     Fuel Consumed in Gallons (000s)                     42,984         42,801          -
    93.2           97.1        -  3.9 pt. Operating Ratio (%)                                   95.6           95.9      - 0.3 pt.



                            UNION PACIFIC CORPORATION

                  STATEMENT OF CONSOLIDATED FINANCIAL POSITION

                 As of September 30, 2000 and December 31, 1999
                             (Dollars in Millions)

                                   (Unaudited)

                                           September 30,           December 31,
                                                2000                    1999
                                   --------------------------------------------
Assets:
   Cash and Temporary Investments          $     55                $    175
   Other Current Assets                       1,185                   1,139
   Investments                                  722                     753
   Properties - Net                          28,145                  27,519
   Other Assets                                 284                     302

                                           --------                --------
      Total                                $ 30,391                $ 29,888
                                           ========                ========

Liabilities and Stockholders' Equity:

   Current Portion of Long Term Debt       $    210                $    214
   Other Current Liabilities                  2,539                   2,671
   Long Term Debt                             8,314                   8,426
   Deferred Income Taxes                      7,082                   6,715
   Other Long Term Liabilities                2,194                   2,361
   Convertible Preferred Shares               1,500                   1,500
   Common Stockholders' Equity                8,552                   8,001
                                           --------                --------
      Total                                $ 30,391                $ 29,888
                                           ========                ========



                            UNION PACIFIC CORPORATION

                      STATEMENT OF CONSOLIDATED CASH FLOWS

                     For the Nine Months Ended September 30

                              (Dollars in Millions)

                                   (Unaudited)

                                                  2000                 1999
                                            -----------------------------------
Cash From Operations:
   Income From Continuing Operations            $  685               $  541
   Depreciation                                    850                  809
   Deferred Income Taxes                           359                  399
   Other                                          (461)                (282)
                                                ------               ------
   Cash Provided by Operations                   1,433                1,467
                                                ------               ------

Investing Activities:

   Capital Investments                          (1,403)              (1,350)
   Other                                           113                   43
                                                ------               ------
   Cash Used by Investing Activities            (1,290)              (1,307)
                                                ------               ------

Financing Activities:

   Dividends Paid                                 (150)                (148)
   Debt Repaid                                    (651)                (591)
   Financings and Other - Net                      538                  601
                                                ------               ------
   Cash Used by Financing Activities              (263)                (138)
                                                ------               ------

Net Change in Cash and Temporary Investments    $ (120)              $   22
                                                ======               ======
